                         ASSIGNMENT OF AND AMENDMENT TO
                       THE PROFESSIONAL SERVICES AGREEMENT
                         FOR RADIATION THERAPY SERVICES
                                     BETWEEN
                     USCC HEALTHCARE MANAGEMENT CORPORATION,
                     RADIATION ONCOLOGY MEDICAL GROUP, INC.
                                       AND
                       THE PERMANENTE MEDICAL GROUP, INC.

THIS ASSIGNMENT OF AND AMENDMENT TO AGREEMENT ("Assignment and Amendment") is made and entered into as of August 1, 2000, by and between The Permanente Medical Group, Inc., a California professional medical corporation ("TPMG"), Radiation Oncology Medical Group ("ROMG"), a California professional medical corporation, USCC Health Care Management Corporation, a California corporation ("USCC"), USCC Medical Group-CA, Inc., a California professional corporation ("USCCMGCA"), and The USCMC-USCC Partnership, a partnership between US Cancer Management Corporation and USCC ("PARTNERSHIP").

                                   WITNESSETH:

A. Contractor and TPMG have heretofore entered into an agreement effective August 1, 1999, for Contractor to provide Radiation Therapy Services for Members (the "Agreement").

B. The parties hereto desire to amend the Agreement in the manner hereinafter set forth.

NOW THEREFORE, the parties agree as follows:

A.    Effective August 1, 2000, the Agreement is amended as set forth below.

B.    All other terms and conditions of the Agreement are to remain the same.

                I. ASSIGNMENT AND AMENDMENT #1 - STOCKTON CENTER

A.    RECITALS ARE AMENDED AS FOLLOWS:

      1. SECTION H is added as follows: "H. It is the parties' understanding that Contractor has developed a new medical group, Johnson and Tepperman Medical Group, Inc., d.b.a. USCC Medical Group - CA, Inc. ("USCCMGCA"), for Services provided at the Stockton Center (St. Teresa Comprehensive Cancer Center). At this time, ROMG ("Assignor-1") desires to assign its interest and obligations under this Assignment and Amendment, as related to the Stockton (St. Teresa) Center, to USCCMGCA ("Assignee-1")."

B.    TERMS OF THE AGREEMENT ARE AMENDED AS FOLLOWS:

NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. ASSIGNMENT. Assignor-1 hereby assigns and transfers all right, title and interest in and to the Agreement, for the Stockton Center, to Assignee-1, effective as of February 22, 2000.


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      2.    ACCEPTANCE OF ASSIGNMENT. Assignee-1 hereby accepts assignment and transfer of all right, title and interest in and to the Agreement, and expressly assumes and agrees to perform and be bound by all terms, conditions and obligations of Assignor-1 under the Agreement for Services provided at the Stockton Center.

      3. ASSIGNEE-1 REPRESENTATIONS AND WARRANTIES. Assignee-1 represents and warrants that Assignee-1 (a) has the authority to execute this Assignment and Amendment, and (b) has assumed all obligations and liabilities of Assignor-1 relating to the Stockton Center arising under or related to the Agreement arising on or after February 22, 2000.

      4. ASSIGNOR-1 REPRESENTATIONS AND WARRANTIES. Assignor-1 represents and warrants that no services were provided under the Agreement as part of the Stockton Center before February 22, 2000 and, thus, no tail insurance for prior periods is required.

      5. TPMG CONSENT. TPMG hereby consents to the assignment and assumption described in this Assignment and Amendment.

      6. NOTICES. The parties hereby agree that all notices regarding the Stockton Center required under the Agreement to be directed to Assignor-1 shall henceforth be directed to Assignee-1 at the following address:

                           USCC Medical Group - CA, Inc.
                           c/o US Cancer Care
                           700 Ygnacio Valley Rd., #300
                           Walnut Creek, CA  94596

      7. PAYMENT BY KP. The parties acknowledge and agree that all payments due and owing from KP to Assignor-1 pursuant to the Agreement for the Stockton Center shall hereinafter be made to Assignee-1, provided, however, that KP's payment (a) to Assignor-1 of amounts owing to Assignee-1, or (b) to Assignee-1 of amounts owing to Assignor-1, shall be resolved between Assignor-1 and Assignee-1 without liability on the part of KP.

      8. BINDING ON SUCCESSORS. The terms of this Assignment and Amendment shall be binding on the parties' successors and assigns.

      9. COUNTERPARTS. This Assignment and Amendment may be executed in two or more counterparts, each constituting an original and all taken together constituting one and the same document.

      10. DESIGNATION. The parties agree that each reference in the Agreement to ROMG shall now also refer to USCCMGCA. The term "Contractor" shall jointly and separately refer to USCC, ROMG and USCCMGCA.

           II. ASSIGNMENT AND AMENDMENT #2 - SAN RAFAEL, SANTA ROSA,
                               AND FUTURE CENTERS

A.    RECITALS ARE AMENDED AS FOLLOWS:

      1. SECTION I is added as follows: "I. USCCMGCA is a California professional medical corporation that provides certain outpatient radiation oncology services in facilities and with equipment owned or leased by USCC. USCCMGCA's T1N number is: 77-0536884."

      2. SECTION J is added as follows: "J. It is the parties' understanding that USCC has developed a new partnership ("PARTNERSHIP") with US Cancer Management Corporation. ("USCMC") for the future development of Services for TPMG, including the currently planned San Rafael and Santa Rosa Centers. A copy of the PARTNERSHIP's agreement is attached as Addendum A. At this time, USCC ("Assignor-2") desires to assign its interest and obligations under the Agreement, as related to the San Rafael and Santa Rosa Centers, and such future Centers that the parties desire to develop, to PARTNERSHIP ("Assignee-2").

      3. SECTION K is added as follows: "K. USCMC is a Delaware corporation. USCMC's T1N number is: 68-0451110. PARTNERSHIP owns and leases outpatient radiation oncology facilities and equipment and, provides certain administrative services to ROMG USCCMG-CA and TPMG. PARTNERSHIP's T1N has been applied for and will be provided to TPMG after receipt."

B.    TERMS OF THE AGREEMENT ARE AMENDED AS FOLLOWS:

NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties further agree as follows:

      1. ASSIGNMENT. Assignor-2 hereby assigns and transfers all right, title and interest in and to the Agreement, for the Santa Rosa and San Rafael Centers and such future Centers that the parties develop, to Assignee-2, effective as of August 1, 2000.

      2. ACCEPTANCE OF ASSIGNMENT. Assignee-2 hereby accepts assignment and transfer of all right, title and interest in and to the Agreement, and expressly assumes and agrees to perform and be bound by all terms, conditions and obligations of Assignor-2 under the Agreement for Services provided at the Santa Rosa and San Rafael Centers and such future Centers that the parties develop.

      3. ASSIGNEE-2 REPRESENTATIONS AND WARRANTIES. Assignee-2 represents and warrants that Assignee-2 (a) has the authority to execute this Assignment and Amendment, and (b) has assumed all obligations and liabilities of Assignor-2 arising for the Santa Rosa and San Rafael Centers and such future Centers that the parties develop under or related to the Agreement arising on or after February 22, 2000.

      4. ASSIGNOR-2 REPRESENTATIONS AND WARRANTIES. Assignor-2 represents and warrants that no services were provided under the Agreement as part of the Santa Rosa and San Rafael Centers before August 1, 2000, and, thus, no tail insurance for prior periods is required.

      5. TPMG CONSENT. TPMG hereby consents to the assignment and assumption described in this Assignment and Amendment.

      6. NOTICES. The parties hereby agree that all notices regarding the San Rafael, Santa Rosa or future sites required under the Agreement to be directed to Assignor-2 shall henceforth be directed to Assignee-2 at the following address:

                           USCC - USCMC PARTNERSHIP
                           700 Ygnacio Valley Rd., #300
                           Walnut Creek CA  94596

      7. PAYMENT BY KP. The parties acknowledge and agree that all payments due and owing from KP to Assignor-2 pursuant to the Agreement for the Santa Rosa and San Rafael Centers and such future Centers that the parties develop shall hereinafter be made to Assignee-2, provided, however, that KP's payment (a) to Assignor-2 of amounts owing to Assignee-2, or (b) to Assignee-2 of amounts owing to Assignor-2, shall be resolved between Assignor-2 and Assignee-2 without liability on the part of KP.

      8. BINDING ON SUCCESSORS. The terms of this Assignment and Amendment shall be binding on the parties' successors and assigns.

      9. COUNTERPARTS. This Assignment and Amendment may be executed in two or more counterparts, each constituting an original and all taken together constituting one and the same document.

      10. DESIGNATION. The parties agree that, hereinafter, all references to USCC shall also refer to PARTNERSHIP as it pertains to obligations and privileges of the parties for their respective centers. The term "Contractor" shall jointly and separately refer to USCC, PARTNERSHIP, USCMC, ROMG and USCCMGCA.

                           III. ADDITIONAL AMENDMENTS

NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties lastly agree as follows:

A.    SECTION 2.7. THE FOLLOWING IS HEREBY ADDED AT THE END OF SECTION 2.7:

      "The requirements of this Section apply individually and collectively to USCC, USCMC, ROMG, USCCMGCA and PARTNERSHIP. Further, PARTNERSHIP agrees to provide advance notice to TPMG of any intended material changes in the its partnership agreement including but not limited to the roles and responsibilities of the partners and financial status of the partnership. PARTNERSHIP also agrees to provide upon request by TPMG copies of financial statements of the partnership and copies of the current partnership agreement."

B. SECTIONS 3.1(B) AND (C) ARE HEREBY DELETED AND REPLACED WITH THE FOLLOWING, EFFECTIVE AUGUST 1, 1999:

      (b) Each year during the term of this Agreement, Contractor shall determine the projected annual budget ("Projected Budget") for facilities where Services are provided to Members pursuant to this Agreement. The Projected Budget for each such facility for the first year of this Agreement is set forth in Exhibit 3. Thereafter, Contractor shall submit the Projected Budget for each facility to TPMG for approval no later than three (3) month(s) prior to the anniversary date of the opening of each such facility. The parties shall agree in writing to the opening date of each facility covered under this Agreement for purposes of establishing the annual Projected Budget for each such facility location for the following budget period ("Budget Year"). The Projected Budget for each facility shall set forth CONFIDENTIAL TERMS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION The Projected Budget for each such facility shall also set forth CONFIDENTIAL TERMS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION at the relevant facility for the Budget Year. CONFIDENTIAL TERMS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION shall be agreed upon no later than one (1) month prior to the beginning of the applicable Budget Year. If for any Budget Year the parties are unable to agree upon the Projected Budget for any facility, the matter shall be resolved pursuant to Article 8. Until such time as the matter is so resolved, the Projected Budget for such facility shall be the Projected Budget for such facility for the immediately preceding Budget Year.

      (c) KP will pay an amount equal to the CONFIDENTIAL TERMS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION provided to a Member in accord herewith. CONFIDENTIAL TERMS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION as identified in the Projected Budget. Quarterly, the parties agree to review CONFIDENTIAL TERMS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION during the previous three-month period to determine CONFIDENTIAL TERMS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION for the remainder of the Budget Year. Such adjustments shall take into account in the favor of KP any volume of patients which were not able to be provided access to services by Contractor due to staffing unavailability or other causes reasonably within Contractor's control. To the extent necessary to cover CONFIDENTIAL TERMS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION that are attributable to the patients contained in the Budgeted Cost (outlined in 3.1(b), above), maybe added to the Budgeted Cost. Discussion of the proportion and amount of CONFIDENTIAL TERMS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

C. SECTION 3.4(B)(V) IS HEREBY DELETED AND REPLACED BY THE FOLLOWING, EFFECTIVE AUGUST 1, 1999:

      (v) Regular Medicare. If Contractor provides Services to a Regular Medicare Member, then Contractor shall submit the bill directly to HCFA. Upon receipt of a copy of the Explanation of Medicare Benefits and an invoice, TPMG shall pay Contractor any applicable Medicare coinsurance and deductible amounts, and any amounts due for Services that are Covered Benefits but are not covered by Medicare. Contractor shall not assert any claim for compensation against Regular Medicare Members for Medicare-covered Services, and shall not assert any claim for compensation, other than for the applicable Medicare coinsurance and deductible amounts, against TPMG for Medicare-covered Services provided to such Members. Contractor agrees to accept, as payment in full for Services provided to Regular Medicare Members, (a) the applicable Medicare payment,
      (b) the amounts paid by TPMG for the applicable Medicare coinsurance and deductible, and (c) the amount paid by TPMG, if any, for Services that are Covered Benefits but are not Covered by Medicare.

D. EXHIBIT 3; EXHIBIT 3A (HAYWARD) AND EXHIBIT 3B (STOCKTON) ARE HEREBY DELETED AND REPLACED BY THE ATTACHED EXHIBIT 3A (HAYWARD) AND EXHIBIT 3B (STOCKTON) EXHIBIT 3C (SAN RAFAEL) AND EXHIBIT 3D SANTA ROSA):

E.    SECTION 4.1 IS HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

      "4.1 TERM. This Agreement will begin on the Effective Date (specific to each Center), and will continue in effect for three (3) years for the Hayward and Stockton Centers and five (5) years for the San Rafael and Santa Rosa Centers, and such future Centers that the parties develop. This Agreement will thereafter automatically renew for each Center for successive five (5) year terms based upon each Center's initial effective date, unless terminated in accord with Sections 4.2, 4.3, or 4.4, below. Further, if either party desires to allow the Agreement to expire at the end of the initial or any subsequent term, the party shall give written notice of such intent to the other party at least One Hundred Eighty (180) days prior to the end of that term."

F.    SECTION 9.5 IS HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

      "9.5 ASSIGNMENT. Subject to the provisions related to successors set forth below, neither this Agreement nor any duties or obligations under this Agreement may be assigned or subcontracted by USCC, USCMC, PARTNERSHIP, ROMG and/or USCCMGCA without the prior written consent of TPMG. TPMG agrees that such consent shall not be unreasonably withheld. CONFIDENTIAL TERMS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Any material change of ownership or control of USCC, USCMC, PARTNERSHIP, ROMG and/or USCCMGCA shall be deemed an assignment of this Agreement requiring the prior written consent of TPMG. If DHS or a Medi-Cal Plan's approval is required by law or Health Plan Medi-Cal Contracts, assignment or delegation of this Agreement shall be void unless prior written approval is obtained from DHS and/or such Medi-Cal Plan."

               THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the parties have caused this Assignment and Amendment to be executed by their respective duly authorized representatives as of the date set forth below.

THE PERMANENTE MEDICAL GROUP INC.                             RADIATION ONCOLOGY MEDICAL GROUP, INC.

By:  /s/ Dennis Ing                                           By:      /s/ Harry Newman
   ----------------------------------------                      -------------------------------
     Dennis Ing, M.D., Director of Services Planning          Name:    Harry Newman, M.D.
     TPMG Medical Services Planning & Contracting                  -----------------------------
Date: 8/28/00                                                 Title:   President
      -------------------------------------                         ----------------------------
                                                              Date:    8/30/00
                                                                   -----------------------------

Reviewed By:   /s/ Bellinda Rossmiller
             --------------------------------                 USCC MEDICAL GROUP - CA, INC.
     Bellinda Rossmiller, Administrator
     Med. Svcs. Planning & Contracting Support                By:      /s/ Barry Tepperman
Date:  8/30/00                                                   -------------------------------
      -------------                                           Name:    Barry J. Tepperman, M.D.
                                                                   -----------------------------
                                                              Title:   Medical Director
                                                                    ----------------------------
                                                              Date:    8/31/00
                                                                   -----------------------------

                                                              USCC HEALTHCARE MGT. CORP.
                                                              By:      /s/ R. W. Padelford
                                                                 -------------------------------
                                                              Name:    Richard W. Padelford
                                                                   -----------------------------
                                                              Title:   President
                                                                    ----------------------------
                                                              Date:    9/1/00
                                                                   -----------------------------


                                                              USCMC-USCC PARTNERSHIP
                                                              By:/s/ US Cancer Management Corp. Managing Partner
                                                                 -----------------------------------------------
                                                              Name:     W. Brian Fuery
                                                                   ------------------------------
                                                              Title:   President
                                                                    ----------------------------
                                                              Date:    8/28/00
                                                                   -----------------------------